UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

      Date of Report (Date of earliest event reported)     October 30, 2002
                                                           ----------------




                              APOLLO HOLDINGS, INC.
                              ---------------------
             (exact name of registrant as specified in its charter)



          Delaware                  333-58744                 13-4171971
          --------                  ---------                 ----------
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)


880 Taylor Creek Drive, Ottawa, Ontario Canada               K1C 1T1
----------------------------------------------               -------
(Address of principal executive offices)                    (Zip code)



(Registrant's Telephone Number, Including the Area Code)       (613) 841-1587
                                                               --------------


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(Former name or former address, if changed from last report)


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APOLLO HOLDINGS, INC.
---------------------

Item 1. Changes in Control of Registrant.

        Not Applicable

Item 2. Acquisition or Disposition of Assets.

        Not  Applicable

Item 3. Bankruptcy or Receivership.

        Not applicable

Item 4. Changes in Registrant's Certifying Accountant.

        Not  applicable

Item 5. Other Events and Regulation FD Disclosure.

        On October 8, 2002 Apollo Holdings Inc. was notified by the NASD OTC Compliance Unit that the Company's Common Stock had obtained clearance for trading on the OTC Bulletin Board effective October 9, 2002. The symbol for the Company's Common Stock is "AOHO". The Company's Common Stock began trading on the OTC Bulletin Board on October 9, 2002.

Item 6. Resignations of Registrant's Directors.

        Not Applicable

Item 7. Financial Statements and Exhibits.

        Not Applicable

Item 8. Change in Fiscal Year.

        Not Applicable

Item 9. Regulation FD Disclosure.

        Not Applicable


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     APOLLO HOLDINGS, INC.

Date: October 30, 2002               by: /s/ David Jenkins
      ----------------                  ------------------
                                             David Jenkins,
                                             President and Director


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